SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 25, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of September 26, 2002 and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1)


                         Residential Asset Mortgage Products, Inc.
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                    333-110437              41-1955181
 (STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
       OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                      (952) 857-7000 REGISTRANT'S TELEPHONE
                           NUMBER, INCLUDING AREA CODE
                                 Not Applicable
                (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE
                      LAST REPORT) Exhibit Index Located on

Items 1 through 6 and Item 8 are not included because they are not applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable (b) Not applicable (c) Exhibits:


20.1 Residential   Asset  Mortgage   Products,   Inc.,  GMACM  Home  Loan  Trust
     2002-HLTV1, GMACM Home Loan-Backed Term Notes, GMACM Series 2002-HLTV1 Servicing Certificate for Payment Date 02/25/04

                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC.,
Registrant

By: /s/ Al Gentile
Name: Al Gentile
Title: Director

Date: February 25, 2004